UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Kellanova

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Kellanova (the “Company”) with a definitive proxy statement related to a proposed transaction with Mars, Incorporated (“Parent”), in which Merger Sub 10VB8, LLC, a Delaware limited liability company (“Merger Sub”) will merge with and into the Company, with the Company continuing as the surviving corporation, such that following the merger, the Company will be a wholly-owned direct or indirect subsidiary of Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”) (collectively, the “Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 13, 2024 (the “Merger Agreement”), by and among the Company, Merger Sub, Acquiror and, solely for the limited purposes specified in the Merger Agreement, Parent.

This Schedule 14A filing consists of (i) talking points that were distributed to certain employees on August 19, 2024; and (ii) a screenshot of a social media post posted to LinkedIn on August 19, 2024.

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•	LEADER TALKING POINTS:

•	On August 14, Kellanova and Mars announced that they entered into a definitive agreement under which Mars has agreed to acquire Kellanova in a combination that will shape the future of snacking.

•	As you know, Kellanova has been on a transformation journey to strengthen our portfolio, and following the spin-off that created the re-branded Kellanova, we have real momentum.

•

We have embraced our new vision to become the world’s best-performing snacking company. We have delivered impressive business performance for our first three quarters post-spin as Kellanova. We rolled out our Culture of Best and evolved values, and we have continued to push ourselves to truly make Kellanova the best in the industry.

•

This momentum is exactly why Mars approached us. Because we believe we have the best team, and the best brands in the world. Because we have positioned ourselves and our portfolio for success. Because we’ve proven, time after time, that we can deliver. And Mars’ desire to bring our business into their organization is the biggest compliment.

•	Now, this move will accelerate Kellanova’s transformation and create new and exciting opportunities for our people, our brands, our customers and our suppliers.

•	Mars has agreed to acquire Kellanova for $83.50 per share in cash, for a total consideration of $35.9 billion.

•	This transaction unites two iconic businesses with complementary categories, markets, and portfolios of differentiated and beloved brands.

•	The combination is also a strong cultural fit, bringing together two values-based and purpose-led businesses.

•	The transaction is subject to Kellanova shareholder approval and other customary closing conditions, including regulatory approvals, and is anticipated to close within the first half of 2025.

•

Like Kellanova, Mars has been on their own journey to build a global snacking leader. The combination will bring together world-class talent with leading brand-building experience to further develop a sustainable snacking business that is fit for the future.

•	The portfolios of Kellanova and Mars are highly complementary, and Mars deeply values the complementary category expertise that Kellanova talent brings.

•

Mars aspires to grow the snacking category in a responsible way and win with more consumers in more snacking occasions. Kellanova will be a cornerstone of that strategic vision, into which Mars will place an intense focus and investment in the years ahead.

•

Mars has a strong track record of growing hugely successful global brands – with 15 brands each having surpassed $1 billion in annual sales – and they will provide Kellanova’s brands with dedicated investment and resources that will help them grow for future generations.

•	As part of Mars, there will be substantial opportunity to shape the future of snacking.

•	Mars has tremendous respect for Kellanova’s legacy, brands and people and is excited to welcome us.

•	Mars has a proven track record of successfully protecting, respecting and nurturing acquired businesses and looks forward to all we can achieve together.

•	Over the long term, we expect the combination to increase investment in innovation and new capabilities – and create the enhanced career opportunities for employees that come with doing so.

•	Who is Mars?

•	Since its founding, Mars has been a private company, so you might not be very familiar with the size and breadth of their organization.

•

Mars is a family-owned company and a global leader in the snacking, food & nutrition, and pet care categories. They have more than 150,000 Associates and in 2023 their net sales were more than $50 billion.

•

Although best known for their confections, Mars is a major, global consumer goods company with an impressive portfolio of brands that I’m betting most of you know and love: Snickers, M&Ms, Twix, Dove, Extra, Life Savers, Kind, Nature’s Bakery, and more. Their pet care brands include Pedigree, Banfield, Whiskas, Blue Pearl, Royal Canin, among others.

•

Like us, they invest in their brands and build for the long-term. In fact, a significant majority of their business comes from a relatively small number of brands – which is an important indication of their commitment to building and sustaining brand strength.

•	There is also a strong cultural fit between Kellanova and Mars. The combination will bring together two values-based, purpose-led businesses.

•	Kellanova and Mars share people-focused cultures, a commitment to sustainability, a true sense of purpose, and a deep history of success lasting more than a century.

•

Like Kellanova through our Better Days Promise, Mars has made ambitious commitments to improve the lives of people in communities where they source materials, as well as the lives of employees, customers and pets by working towards their science-based goals.

•

The Mars culture is deeply rooted in its Five Principles – Quality, Responsibility, Mutuality, Efficiency and Freedom. These principles are part of the Mars DNA and guide every employee, which they call Associates, in how they do business.

•

If you haven’t already done so, I encourage you to watch the video Steve and Poul, the CEO and Office of the President of Mars, Incorporated, prepared to explain the transaction and what it means for you.

•	I know the question front-of-mind for everyone is what this combination will mean for each of you personally.

•

This announcement is the first step toward uniting Kellanova and Mars. The companies will remain entirely independent prior to closing, which is expected within the first half of 2025, and it will continue to be business as usual in the meantime.

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•	Until then, our primary focus will be minimizing any disruption to our day-to-day business and maintaining business momentum.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•

As Steve said during our Global Town Halls on Wednesday, we don’t have a lot of answers at the moment, which we understand can feel uneasy. We are committed keeping you updated as the process moves forward.

•	I also want to let you know that we have a comprehensive suite of resources available.

•	We’ve set up an inbox for you all to send any questions you may have – please feel free to send off any questions to AskUs@kellanova.com and one of our team members will get back to you.

•

Additionally, we’ve developed a dedicated website for this announcement for all stakeholders – you can find it at futureofsnacking.com – as you see on the screen. It will house FAQs and additional resources. This site will be updated with developments throughout this transition period, so all stakeholders can use it as a primary reference point for any information going forward.

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Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the

Company’s 2024 annual meeting of shareowners, filed with the SEC on March  4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024, February  22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor.Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management

Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January  12, 2024, February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.